Exhibit 99.7

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Deal Info
---------------------------------------------    Master Servicer:
Deal Name             IXIS 2005-HE2              Backup Servicer:
Bloomberg Ticker:                                Primary Servicer (s):         %  Name        Originator (s):Name                %
Asset Class:          Subprime                                         1  100.00  Countrywide             1 Chapel            16.27
Issuer:               Morgan Stanley                                   2                                  2 Resmae           12.098
Trustee:                                                               3                                  3 Home Owners      11.696
Lead Manager(s)                                                        4                                  4 New Century      10.355
                                                                       5                                  5 Accredited       10.338
Month:                                                                 6                                  6 First Bank        9.003
To Roll               22                                               7                                  7 Lenders Direct    7.198
Remaining Term        351                                              8                                  8 Encore            6.526
Remaining IO Term     44                                               9                                  9 Master Financial  6.055
                                                                      10                                 10 Impac             4.283

Filed Bankruptcy %
---------------------------------------------
Cells in red font are calculations and should   Please fill out complete list of servicers and originators even if it is
be left alone.                                  greater then ten

------------------------------------------------------------------------------------------------------------------------------------
                                                            FICO BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                       Deal Size                                          Weighted Average Collateral Characteristics
             ---------------------------             -------------------------------------------------------------------------------
                                            WA Loan                                                       Refi   Full   Interest
FICO        # Loans     Balance        %    Balance     WAC     FICO    %LTV   % DTI  Primary   SF/PUD  Cachout   Doc      only  MI%
------------------------------------------------------------------------------------------------------------------------------------
NA               -            -    0.00%          -        -       -       -       -        -        -        -       -       -   -
             -----------------------------------------------------------------------------------------------------------------------
=<500            8      894,822    0.13%    111,853    8.889     500   70.14   45.08   100.00   100.00   100.00  100.00       -   -
             -----------------------------------------------------------------------------------------------------------------------
>500 =<520     216   33,333,376    5.01%    154,321    8.586     510   74.51   41.57    99.01    93.59    89.11   61.09    0.22   -
             -----------------------------------------------------------------------------------------------------------------------
>520 =<540     271   41,243,505    6.20%    152,190    8.533     530   76.40   41.75    97.00    91.30    79.28   60.27    0.52   -
             -----------------------------------------------------------------------------------------------------------------------
>540 =<560     311   47,898,502    7.20%    154,014    8.051     551   75.60   40.06    97.75    93.95    81.14   63.17    2.10   -
             -----------------------------------------------------------------------------------------------------------------------
>560 =<580     255   41,148,398    6.19%    161,366    8.091     571   80.82   41.34    97.80    89.75    75.41   57.35    8.84   -
             -----------------------------------------------------------------------------------------------------------------------
>580 =<600     385   58,276,621    8.76%    151,368    7.757     591   80.99   40.77    97.89    90.83    69.71   55.81   19.40   -
             -----------------------------------------------------------------------------------------------------------------------
>600 =<620     426   75,936,334   11.41%    178,254    7.384     610   82.20   40.79    96.12    88.26    67.26   59.86   31.87   -
             -----------------------------------------------------------------------------------------------------------------------
>620 =<640     424   68,367,860   10.28%    161,245    7.375     631   81.86   41.21    96.20    87.57    52.00   43.29   32.82   -
             -----------------------------------------------------------------------------------------------------------------------
>640 =<660     456   85,106,928   12.79%    186,638    7.185     650   82.05   40.97    94.05    88.01    45.32   33.24   42.70   -
             -----------------------------------------------------------------------------------------------------------------------
>660 =<680     339   62,101,340    9.33%    183,190    7.161     669   82.99   41.86    94.66    84.36    32.59   27.82   38.14   -
             -----------------------------------------------------------------------------------------------------------------------
>680 =<700     255   51,949,885    7.81%    203,725    6.868     690   81.85   41.48    95.32    84.12    39.88   30.98   48.34   -
             -----------------------------------------------------------------------------------------------------------------------
>700 =<750     380   77,296,755   11.62%    203,413    6.932     720   83.60   41.88    91.91    80.55    21.15   23.73   48.29   -
             -----------------------------------------------------------------------------------------------------------------------
>750           112   21,699,031    3.26%    193,741    6.793     767   81.33   39.61    90.83    78.75    22.03   26.74   51.04   -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL        3,838  665,253,358  100.00%    173,333    7.483     629   80.90   41.18    95.58    87.46    54.28   44.10   29.53   -
------------------------------------------------------------------------------------------------------------------------------------

  FICO  Mean:  629         Median:  623      Standard Deviation:  65
             -----                -----                         ----


------------------------------------------------------------------------------------------------------------------------------------
                                                            LTV BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                       Deal Size                                          Weighted Average Collateral Characteristics
             ---------------------------             -------------------------------------------------------------------------------
                                            WA Loan                                                       Refi   Full   Interest
LTV         # Loans     Balance        %    Balance     WAC     FICO    %LTV   % DTI  Primary   SF/PUD  Cachout   Doc      only  MI%
------------------------------------------------------------------------------------------------------------------------------------
=<50           119   13,539,369    2.04%    113,776    7.651     589   40.32   36.83    97.01    92.25    92.04   48.38    7.50   -
             -----------------------------------------------------------------------------------------------------------------------
>50 =<55        45    8,420,566    1.27%    187,124    7.173     591   52.34   38.07    99.00    79.40    87.95   38.91   10.03   -
             -----------------------------------------------------------------------------------------------------------------------
>55 =<60        75   10,835,928    1.63%    144,479    7.256     580   57.93   39.64    96.04    92.36    90.83   47.37    8.65   -
             -----------------------------------------------------------------------------------------------------------------------
>60 =<65       129   23,752,436    3.57%    184,127    7.563     586   63.25   41.00    94.54    90.97    83.94   50.09   15.07   -
             -----------------------------------------------------------------------------------------------------------------------
>65 =<70       178   30,349,051    4.56%    170,500    7.458     593   68.98   38.49    90.67    87.09    82.23   38.34   14.60   -
             -----------------------------------------------------------------------------------------------------------------------
>70 =<75       256   46,462,530    6.98%    181,494    7.657     587   73.85   40.02    95.18    83.07    86.03   46.06   14.83   -
             -----------------------------------------------------------------------------------------------------------------------
>75 =<80     1,327  277,178,069   41.67%    208,876    6.971     652   79.83   42.32    97.34    86.43    32.23   33.78   45.82   -
             -----------------------------------------------------------------------------------------------------------------------
>80 =<85       397   68,907,402   10.36%    173,570    7.697     596   84.56   41.59    93.46    90.21    81.28   55.82   14.24   -
             -----------------------------------------------------------------------------------------------------------------------
>85 =<90       592  109,504,357   16.46%    184,974    7.707     624   89.60   40.73    91.44    88.84    64.62   54.73   26.15   -
             -----------------------------------------------------------------------------------------------------------------------
>90 =<95       263   41,019,843    6.17%    155,969    8.209     635   94.75   40.40    98.09    89.52    53.02   61.21   24.06   -
             -----------------------------------------------------------------------------------------------------------------------
>95 <100       457   35,283,807    5.30%     77,207    9.358     668   99.90   40.50    99.80    85.85    24.55   46.25    9.63   -
             -----------------------------------------------------------------------------------------------------------------------
=>100            -            -    0.00%          -        -       -       -       -        -        -        -       -       -   -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL        3,838  665,253,358  100.00%    173,333    7.483     629   80.90   41.18    95.58    87.46    54.28   44.10   29.53   -
------------------------------------------------------------------------------------------------------------------------------------
                                                                CLTV:
  LTV   Mean: 80.9         Median:80.00    Standard Deviation: 13.01           LTV =80: 36.97             Silent Seconds: 32.42
             -----                -----                       ------                   ------                            ------

------------------------------------------------------------------------------------------------------------------------------------
                                                            DTI BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                       Deal Size                                          Weighted Average Collateral Characteristics
             ---------------------------             -------------------------------------------------------------------------------
                                            WA Loan                                                       Refi     Full   Interest
DTI         # Loans     Balance        %    Balance     WAC     FICO    %LTV   % DTI   Primary   SF/PUD  Cachout    Doc      only
------------------------------------------------------------------------------------------------------------------------------------
=<20           131   17,415,919    2.62%    132,946    7.674     639   81.30   15.67     81.82    93.66   63.47    47.09    33.15
             -----------------------------------------------------------------------------------------------------------------------
>20 =<25       162   21,654,762    3.26%    133,671    7.730     618   76.90   22.71     89.39    89.78   71.64    53.94    17.65
             -----------------------------------------------------------------------------------------------------------------------
>25 =<30       259   38,157,098    5.74%    147,325    7.555     615   79.13   27.81     95.85    91.66   64.46    53.86    19.55
             -----------------------------------------------------------------------------------------------------------------------
>30 =<35       427   65,365,703    9.83%    153,081    7.610     625   80.74   32.64     96.15    87.12   60.11    49.63    28.27
             -----------------------------------------------------------------------------------------------------------------------
>35 =<40       581   98,895,554   14.87%    170,216    7.389     637   80.67   37.67     96.79    87.34   48.04    36.04    34.43
             -----------------------------------------------------------------------------------------------------------------------
>40 =<45       959  175,042,772   26.31%    182,526    7.446     635   81.10   42.67     95.49    86.85   51.20    35.84    28.17
             -----------------------------------------------------------------------------------------------------------------------
>45 =<50     1,070  201,251,991   30.25%    188,086    7.501     627   81.96   47.64     96.24    86.45   52.49    44.06    32.82
             -----------------------------------------------------------------------------------------------------------------------
>50 =<55       220   40,802,116    6.13%    185,464    7.381     612   79.32   52.16     97.10    89.86   60.74    68.45    23.77
             -----------------------------------------------------------------------------------------------------------------------
>55 =<60        20    4,516,707    0.68%    225,835    7.199     599   79.45   57.09    100.00    75.87   46.35    79.86    28.89
             -----------------------------------------------------------------------------------------------------------------------
>60              9    2,150,737    0.32%    238,971    6.450     680   82.15   68.33    100.00    79.50   46.48    87.10    22.14
------------------------------------------------------------------------------------------------------------------------------------
TOTAL        3,838  665,253,358  100.00%    173,333    7.483     629   80.90   41.18     95.58    87.46   54.28    44.10    29.53
------------------------------------------------------------------------------------------------------------------------------------

 DTI   Mean: 41.18        Median: 42.11     Standard Deviation: 9.44
            ------               ------                        -----

------------------------------------------------------------------------------------------------------------------------------------
                                                            PURPOSE BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                       Deal Size                                          Weighted Average Collateral Characteristics
               -----------------------------             ---------------------------------------------------------------------------
                                               WA Loan                                                      Refi     Full   Interest
Purpose        # Loans      Balance        %   Balance     WAC    FICO   %LTV    % DTI  Primary    SF/PUD  Cachout    Doc      only
------------------------------------------------------------------------------------------------------------------------------------
Purchase         1,571  279,819,032   42.06%   178,115    7.272    663   83.66   41.94    95.49     84.43        -   29.53    44.80
               ---------------------------------------------------------------------------------------------------------------------
Refi (Cash out)  2,116  361,095,559   54.28%   170,650    7.640    604   78.91   40.63    95.54     89.88   100.00   54.71    18.44
               ---------------------------------------------------------------------------------------------------------------------
Refi (no Cash)       -            -    0.00%         -        -      -       -       -        -         -        -       -        -
               ---------------------------------------------------------------------------------------------------------------------
Refi (Rate Term)   151   24,338,768    3.66%   161,184    7.574    608   78.64   40.66    97.19     86.47        -   54.06    18.43
               ---------------------------------------------------------------------------------------------------------------------
Consolidation        -            -    0.00%         -        -      -       -       -        -         -        -       -        -
               ---------------------------------------------------------------------------------------------------------------------
Other                -            -    0.00%         -        -      -       -       -        -         -        -       -        -
               ---------------------------------------------------------------------------------------------------------------------
TOTAL            3,838  665,253,358  100.00%   173,333    7.483    629   80.90   41.18    95.58     87.46    54.28   44.10    29.53
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           OCCUPANCY BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                       Deal Size                                          Weighted Average Collateral Characteristics
               -----------------------------             ---------------------------------------------------------------------------
                                               WA Loan                                                      Refi     Full   Interest
Occ Type       # Loans      Balance        %   Balance     WAC    FICO   %LTV    % DTI  Primary    SF/PUD  Cachout    Doc      only
------------------------------------------------------------------------------------------------------------------------------------
Primary (OOC)    3,622  635,865,169   95.58%   175,556    7.466    627   80.89   41.30    100.00    88.01   54.26    44.35    29.98
               ---------------------------------------------------------------------------------------------------------------------
Investment         185   25,633,882    3.85%   138,562    7.779    659   80.65   37.89         -    73.45   54.57    37.32    21.87
               ---------------------------------------------------------------------------------------------------------------------
2nd / Vacation      31    3,754,307    0.56%   121,107    8.323    657   83.59   41.74         -    90.99   56.15    47.98     5.33
               ---------------------------------------------------------------------------------------------------------------------
Rental               -            -    0.00%         -        -      -       -       -         -        -       -        -        -
               ---------------------------------------------------------------------------------------------------------------------
Other                -            -    0.00%         -        -      -       -       -         -        -       -        -        -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL            3,838  665,253,358  100.00%   173,333    7.483    629   80.90   41.18     95.58    87.46   54.28    44.10    29.53
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           DOCUMENTATION BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                       Deal Size                                          Weighted Average Collateral Characteristics
               -----------------------------             ---------------------------------------------------------------------------
                                               WA Loan                                                      Refi     Full   Interest
Doc Type       # Loans      Balance        %   Balance     WAC    FICO   %LTV    % DTI  Primary    SF/PUD  Cachout    Doc      only
------------------------------------------------------------------------------------------------------------------------------------
Full             1,929  293,348,869   44.10%   152,073    7.523    608   81.66   41.14    96.12     90.40   67.34    100.00   21.95
               ---------------------------------------------------------------------------------------------------------------------
Alternative          -            -    0.00%         -        -      -       -       -        -         -       -         -       -
               ---------------------------------------------------------------------------------------------------------------------
Limited            139   23,288,256    3.50%   167,541    7.365    609   81.05   38.32    94.69     96.71   54.14         -   20.37
               ---------------------------------------------------------------------------------------------------------------------
Stated           1,770  348,616,234   52.40%   196,958    7.457    647   80.25   41.41    95.19     84.37   43.30         -   36.51
               ---------------------------------------------------------------------------------------------------------------------
No Ratio             -            -    0.00%         -        -      -       -       -        -         -       -         -       -
               ---------------------------------------------------------------------------------------------------------------------
NINA                 -            -    0.00%         -        -      -       -       -        -         -       -         -       -
               ---------------------------------------------------------------------------------------------------------------------
No Doc               -            -    0.00%         -        -      -       -       -        -         -       -         -       -
               ---------------------------------------------------------------------------------------------------------------------
Other                -            -    0.00%         -        -      -       -       -        -         -       -         -       -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL            3,838  665,253,358  100.00%   173,333    7.483    629   80.90   41.18    95.58     87.46   54.28     44.10   29.53
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           PROPERTY BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                       Deal Size                                          Weighted Average Collateral Characteristics
               -----------------------------             ---------------------------------------------------------------------------
                                               WA Loan                                                      Refi     Full   Interest
Property Type  # Loans      Balance        %   Balance     WAC    FICO   %LTV    % DTI  Primary    SF/PUD  Cachout    Doc      only
------------------------------------------------------------------------------------------------------------------------------------
Single Family    2,988  497,793,150   74.83%   166,597    7.521    624   80.76   40.91     96.27    100.00  58.33    46.94    28.77
               ---------------------------------------------------------------------------------------------------------------------
PUD                387   81,627,459   12.27%   210,924    7.335    635   81.89   42.00     95.73    100.00  39.19    36.64    34.91
               ---------------------------------------------------------------------------------------------------------------------
2-4 Unit           173   39,442,032    5.93%   227,989    7.453    642   79.64   42.83     84.91         -  60.42    28.99    10.51
               ---------------------------------------------------------------------------------------------------------------------
Townhouse           19    2,424,802    0.36%   127,621    7.924    632   79.65   37.88     92.25    100.00  90.59    67.35     6.86
               ---------------------------------------------------------------------------------------------------------------------
Condo              267   43,409,021    6.53%   162,581    7.318    656   81.86   41.37     97.25         -  28.29    37.96    46.95
               ---------------------------------------------------------------------------------------------------------------------
MH                   4      556,894    0.08%   139,224    7.642    641   77.42   43.20    100.00         -  76.35    45.10        -
               ---------------------------------------------------------------------------------------------------------------------
Other                -            -    0.00%         -        -      -       -       -         -         -      -        -        -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL            3,838  665,253,358  100.00%   173,333    7.483    629   80.90   41.18     95.58     87.46  54.28    44.10    29.53
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           PRINCIPAL BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                       Deal Size                                          Weighted Average Collateral Characteristics
               -----------------------------             ---------------------------------------------------------------------------
                                               WA Loan                                                      Refi     Full   Interest
UPB            # Loans      Balance        %   Balance     WAC    FICO   %LTV    % DTI  Primary    SF/PUD  Cachout    Doc      only
------------------------------------------------------------------------------------------------------------------------------------
=<50               401   14,858,279    2.23%    37,053    10.019   617   85.14   37.98     95.88     92.49  55.31    58.81        -
               ---------------------------------------------------------------------------------------------------------------------
>50 =<75           474   29,518,100    4.44%    62,274     9.234   617   83.85   38.18     89.83     87.56  58.16    61.78     0.91
               ---------------------------------------------------------------------------------------------------------------------
>75 =<100          404   35,391,664    5.32%    87,603     8.392   609   81.90   39.19     92.01     89.94  58.28    59.17     3.56
               ---------------------------------------------------------------------------------------------------------------------
>100 =<125         383   43,233,578    6.50%   112,881     8.043   617   81.37   39.27     92.99     90.21  57.05    56.01     9.22
               ---------------------------------------------------------------------------------------------------------------------
>125 =<150         343   47,037,370    7.07%   137,135     7.759   616   79.67   40.73     95.03     88.90  57.60    51.86    15.51
               ---------------------------------------------------------------------------------------------------------------------
>150 =<200         603  105,160,848   15.81%   174,396     7.481   621   80.29   41.10     94.47     87.51  57.46    51.70    20.70
               ---------------------------------------------------------------------------------------------------------------------
>200 =<250         396   88,429,613   13.29%   223,307     7.289   625   80.62   41.51     95.88     89.58  55.88    43.45    29.82
               ---------------------------------------------------------------------------------------------------------------------
>250 =<300         254   69,024,085   10.38%   271,748     7.109   631   79.60   42.02     96.33     85.69  51.72    40.24    38.21
               ---------------------------------------------------------------------------------------------------------------------
>300 =<350         206   66,647,351   10.02%   323,531     7.051   632   81.78   41.99     97.06     83.62  52.83    34.76    40.54
               ---------------------------------------------------------------------------------------------------------------------
>350 =<400         147   55,159,817    8.29%   375,237     6.915   654   80.06   42.23     95.81     80.31  42.38    26.62    49.55
               ---------------------------------------------------------------------------------------------------------------------
>400 =<450          92   39,191,373    5.89%   425,993     6.929   642   81.20   39.85     96.65     90.18  51.34    38.04    52.03
               ---------------------------------------------------------------------------------------------------------------------
>450 =<500          64   30,627,565    4.60%   478,556     7.013   638   80.46   44.33    100.00     85.86  56.59    31.38    49.61
               ---------------------------------------------------------------------------------------------------------------------
>500 =<600          57   31,098,565    4.67%   545,589     6.895   643   81.77   43.06    100.00     91.05  56.28    35.31    50.21
               ---------------------------------------------------------------------------------------------------------------------
>600 =<700           9    5,869,540    0.88%   652,171     7.447   666   82.33   43.96    100.00     89.05  44.98    22.73    32.18
               ---------------------------------------------------------------------------------------------------------------------
=>700                5    4,005,610    0.60%   801,122     7.226   678   76.96   41.93    100.00    100.00  39.97    39.21    41.38
------------------------------------------------------------------------------------------------------------------------------------
TOTAL            3,838  665,253,358  100.00%   173,333     7.483   629   80.90   41.18     95.58     87.46  54.28    44.10    29.53
------------------------------------------------------------------------------------------------------------------------------------

* In $1,000
                     Min   5,326.55    Max  889,678.00
                        -----------       ------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     State Concentration Bucket *
------------------------------------------------------------------------------------------------------------------------------------
                       Deal Size                                          Weighted Average Collateral Characteristics
               -----------------------------             ---------------------------------------------------------------------------
                                               WA Loan                                                      Refi     Full   Interest
State*         # Loans      Balance        %   Balance     WAC    FICO   %LTV    % DTI  Primary    SF/PUD  Cachout    Doc      only
------------------------------------------------------------------------------------------------------------------------------------
California       1,003  255,442,123   38.40%   254,678    6.971    641   78.94   41.67     96.64     86.92  50.73    33.93    51.38
               ---------------------------------------------------------------------------------------------------------------------
Florida            754  114,361,615   17.19%   151,673    7.661    626   82.16   41.40     94.00     87.86  38.82    35.69    18.25
               ---------------------------------------------------------------------------------------------------------------------
Illinois           159   27,702,085    4.16%   174,227    7.590    628   83.68   41.68     90.57     68.10  60.18    41.20     7.35
               ---------------------------------------------------------------------------------------------------------------------
Nevada              92   21,608,835    3.25%   234,879    7.547    626   80.78   42.32     96.05     95.50  62.93    48.05    28.17
               ---------------------------------------------------------------------------------------------------------------------
New York            98   21,207,203    3.19%   216,400    7.600    630   79.71   43.88     93.14     53.77  85.17    46.12     2.17
               ---------------------------------------------------------------------------------------------------------------------
Virginia            99   18,791,737    2.82%   189,816    7.497    615   81.06   42.11    100.00     92.82  67.34    55.33    27.94
               ---------------------------------------------------------------------------------------------------------------------
Texas              179   18,559,837    2.79%   103,686    7.804    628   83.21   38.66     93.47     96.75  18.36    41.95    10.42
               ---------------------------------------------------------------------------------------------------------------------
Colorado            79   14,163,511    2.13%   179,285    7.360    633   83.00   41.70     97.74     90.62  50.27    52.43    36.09
               ---------------------------------------------------------------------------------------------------------------------
Arizona             95   13,609,282    2.05%   143,256    7.634    626   81.07   38.67     96.72     96.03  58.67    58.90    30.90
               ---------------------------------------------------------------------------------------------------------------------
Maryland            69   12,368,681    1.86%   179,256    7.559    608   79.84   42.00     96.66     90.57  80.92    66.81     6.12
               ---------------------------------------------------------------------------------------------------------------------
Washington          71   12,188,067    1.83%   171,663    7.210    636   82.81   39.89     96.07     96.99  44.35    53.92    41.48
               ---------------------------------------------------------------------------------------------------------------------
New Jersey          56   10,640,938    1.60%   190,017    7.993    623   76.77   40.75     96.80     70.17  74.33    46.84        -
               ---------------------------------------------------------------------------------------------------------------------
Michigan            91   10,117,169    1.52%   111,178    8.410    602   84.39   37.35     92.14     94.54  61.07    64.79    16.65
               ---------------------------------------------------------------------------------------------------------------------
Georgia             80    9,977,968    1.50%   124,725    8.770    601   81.36   39.94     92.96     97.20  83.76    51.95     7.15
               ---------------------------------------------------------------------------------------------------------------------
Oregon              56    8,851,158    1.33%   158,056    7.276    617   80.50   42.85     97.45    100.00  53.12    65.27    21.57
               ---------------------------------------------------------------------------------------------------------------------
Other              857   95,663,150   14.38%   111,626    8.252    610   83.27   39.69     95.73     92.55  68.00    66.19     9.53
------------------------------------------------------------------------------------------------------------------------------------
TOTAL            3,838  665,253,358  100.00%   173,333    7.483    629   80.90   41.18     95.58     87.46  54.28    44.10    29.53
------------------------------------------------------------------------------------------------------------------------------------

* Fill in top 15 states only, combine the remaining in the "Other" Bucket.

*Separate California into North and South if possible.
------------------------------------------------------------------------------------------------------------------------------------
                       Deal Size                                          Weighted Average Collateral Characteristics
               -----------------------------             ---------------------------------------------------------------------------
California                                     WA Loan                                                      Refi     Full   Interest
Breakdown      # Loans      Balance        %   Balance     WAC    FICO   %LTV    % DTI  Primary    SF/PUD  Cachout    Doc      only
------------------------------------------------------------------------------------------------------------------------------------
CA North           339   88,484,229   34.64%   261,015    6.947    643   79.94   41.99    97.42     94.17   48.65    36.10    57.19
               ---------------------------------------------------------------------------------------------------------------------
CA South           664  166,957,894   65.36%   251,443    6.983    641   78.40   41.50    96.22     83.07   51.84    32.79    48.29
------------------------------------------------------------------------------------------------------------------------------------
                 1,003  255,442,123  100.00%   254,678    6.971    641   78.94   41.67    96.64     86.92   50.73    33.93    51.38
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        FIXED / FLOATING (ii)
------------------------------------------------------------------------------------------------------------------------------------
                       Deal Size                                          Weighted Average Collateral Characteristics
               -----------------------------             ---------------------------------------------------------------------------
                                               WA Loan                                                      Refi     Full   Interest
Type           # Loans      Balance        %   Balance     WAC    FICO   %LTV    % DTI  Primary    SF/PUD  Cachout    Doc      only
------------------------------------------------------------------------------------------------------------------------------------
Fixed              410   53,058,254    7.98%   129,410     7.464   637   76.81   39.74     94.45    83.53   68.44    58.20      5.71
               ---------------------------------------------------------------------------------------------------------------------
Balloon            326   17,567,732    2.64%    53,889    10.298   666   97.15   41.54     99.51    84.33   20.17    28.89         -
               ---------------------------------------------------------------------------------------------------------------------
2/28             2,240  373,506,632   56.15%   166,744     7.738   608   80.54   41.10     94.93    87.97   64.55    48.78         -
               ---------------------------------------------------------------------------------------------------------------------
3/27               136   23,009,954    3.46%   169,191     7.138   613   78.82   40.56     93.39    91.60   54.10    45.92         -
               ---------------------------------------------------------------------------------------------------------------------
5/25                19    3,207,745    0.48%   168,829     6.918   635   79.52   41.30     93.56    84.85   53.09    63.85         -
               ---------------------------------------------------------------------------------------------------------------------
2/28 IO            628  174,373,558   26.21%   277,665     6.803   664   81.52   41.81     97.27    87.23   32.42    30.63    100.00
               ---------------------------------------------------------------------------------------------------------------------
3/27 IO             65   17,022,662    2.56%   261,887     6.621   670   80.93   42.63     95.68    91.82   44.98    42.46    100.00
               ---------------------------------------------------------------------------------------------------------------------
5/25 IO              8    1,999,947    0.30%   249,993     6.877   681   86.40   34.19     90.00    90.00   43.42    79.31    100.00
               ---------------------------------------------------------------------------------------------------------------------
Other                6    1,506,875    0.23%   251,146     7.658   621   79.44   38.76    100.00    54.05   63.14    24.83         -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL            3,838  665,253,358  100.00%   173,333     7.483   629   80.90   41.18     95.58    87.46   54.28    44.10     29.53
------------------------------------------------------------------------------------------------------------------------------------
List all loan types and separate the IO loans i.e. 2/28 and 2/28 IO should have separate rows.

------------------------------------------------------------------------------------------------------------------------------------
                                                         LIEN BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                       Deal Size                                          Weighted Average Collateral Characteristics
               -----------------------------             ---------------------------------------------------------------------------
                                               WA Loan                                                      Refi     Full   Interest
Type           # Loans      Balance        %   Balance     WAC    FICO   %LTV    % DTI  Primary    SF/PUD  Cachout    Doc      only
------------------------------------------------------------------------------------------------------------------------------------
First            3,453  645,334,323   97.01%   186,891     7.391   628   80.37   41.16    95.46     87.55   55.43    44.56    30.44
               ---------------------------------------------------------------------------------------------------------------------
Second             385   19,919,035    2.99%    51,738    10.446   665   98.02   41.96    99.54     84.54   17.09    29.01        -
               ---------------------------------------------------------------------------------------------------------------------
Third                -            -    0.00%         -         -     -       -       -        -         -       -        -        -
               ---------------------------------------------------------------------------------------------------------------------
Other                -            -    0.00%         -         -     -       -       -        -         -       -        -        -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL            3,838  665,253,358  100.00%   173,333     7.483   629   80.90   41.18    95.58     87.46   54.28    44.10    29.53
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         PREPAYMENT BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                       Deal Size                                          Weighted Average Collateral Characteristics
               -----------------------------             ---------------------------------------------------------------------------
                                               WA Loan                                                      Refi     Full   Interest
Type           # Loans      Balance        %   Balance     WAC    FICO   %LTV    % DTI  Primary    SF/PUD  Cachout    Doc      only
------------------------------------------------------------------------------------------------------------------------------------
None               609   91,386,519   13.74%   150,060    7.944    627   81.49   41.27    94.15      79.54  61.49    44.74     9.91
               ---------------------------------------------------------------------------------------------------------------------
6 Months             7      985,565    0.15%   140,795    7.806    619   81.10   45.61    81.68     100.00  57.88    78.20        -
               ---------------------------------------------------------------------------------------------------------------------
1 Year             143   36,331,493    5.46%   254,066    7.389    633   80.16   41.07    95.47      80.98  58.18    41.56    38.88
               ---------------------------------------------------------------------------------------------------------------------
2 Year           2,509  447,977,083   67.34%   178,548    7.448    628   81.33   41.34    96.11      89.04  51.14    41.97    33.90
               ---------------------------------------------------------------------------------------------------------------------
3 Year             491   76,685,050   11.53%   156,181    7.226    635   77.78   40.54    94.99      91.45  57.86    51.55    24.54
               ---------------------------------------------------------------------------------------------------------------------
5 Year              71   10,330,128    1.55%   145,495    7.115    633   82.47   37.98    95.19      86.93  80.60    74.81    21.22
               ---------------------------------------------------------------------------------------------------------------------
Other                8    1,557,520    0.23%   194,690    7.510    615   84.05   43.46    71.39      48.48  91.54    83.64    24.43
------------------------------------------------------------------------------------------------------------------------------------
TOTAL            3,838  665,253,358  100.00%   173,333    7.483    629   80.90   41.18    95.58      87.46  54.28    44.10    29.53
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       PREPAYMENT BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                       Deal Size                                          Weighted Average Collateral Characteristics
               -----------------------------             ---------------------------------------------------------------------------
                                               WA Loan                                                      Refi     Full   Interest
Type           # Loans      Balance        %   Balance     WAC    FICO   %LTV    % DTI  Primary    SF/PUD  Cachout    Doc      only
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate         736   70,625,985   10.62%    95,959    8.169    645   81.87   40.19    95.71     83.73   56.43    50.91     4.29
               ---------------------------------------------------------------------------------------------------------------------
Libor - 1 Month      -            -    0.00%         -        -      -       -       -        -         -       -        -        -
               ---------------------------------------------------------------------------------------------------------------------
Libor - 6 Month  3,102  594,627,373   89.38%   191,692    7.401    627   80.78   41.30    95.57     87.91   54.02    43.29    32.52
               ---------------------------------------------------------------------------------------------------------------------
CMT - 1 Year         -            -    0.00%         -        -      -       -       -        -         -       -        -        -
               ---------------------------------------------------------------------------------------------------------------------
                     -            -    0.00%         -        -      -       -       -        -         -       -        -        -
               ---------------------------------------------------------------------------------------------------------------------
                     -            -    0.00%         -        -      -       -       -        -         -       -        -        -
               ---------------------------------------------------------------------------------------------------------------------
                     -            -    0.00%         -        -      -       -       -        -         -       -        -        -
               ---------------------------------------------------------------------------------------------------------------------
Other                -            -    0.00%         -        -      -       -       -        -         -       -        -        -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL            3,838  665,253,358  100.00%   173,333    7.483    629   80.90   41.18    95.58     87.46   54.28    44.10    29.53
------------------------------------------------------------------------------------------------------------------------------------
List all reset rates

------------------------------------------------------------------------------------------------------------------------------------
                                                       IO ONLY BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                       Deal Size                                          Weighted Average Collateral Characteristics
               -----------------------------             ---------------------------------------------------------------------------
                                               WA Loan                                                      Refi      Full
Type           # Loans      Balance        %   Balance     WAC    FICO   %LTV    % DTI  Primary    SF/PUD  Cachout    Doc   LTV =>80
------------------------------------------------------------------------------------------------------------------------------------
NA                 -              -    0.00%         -        -      -       -       -         -         -        -       -       -
               ---------------------------------------------------------------------------------------------------------------------
=<500              -              -    0.00%         -        -      -       -       -         -         -        -       -       -
               ---------------------------------------------------------------------------------------------------------------------
>500 =<520         1         74,398    0.04%    74,398    9.750    503   80.00   27.84    100.00    100.00   100.00  100.00       -
               ---------------------------------------------------------------------------------------------------------------------
>520 =<540         1        215,000    0.11%   215,000    7.550    529   74.65   46.86    100.00         -   100.00       -       -
               ---------------------------------------------------------------------------------------------------------------------
>540 =<560         5      1,007,150    0.51%   201,430    7.089    555   82.23   33.19    100.00     87.04    80.10  100.00   48.05
               ---------------------------------------------------------------------------------------------------------------------
>560 =<580        14      3,635,641    1.85%   259,689    7.184    572   76.91   40.21    100.00     95.79    84.90   54.29   20.10
               ---------------------------------------------------------------------------------------------------------------------
>580 =<600        43     11,306,864    5.76%   262,950    7.173    592   83.38   41.27     96.21     97.87    65.85   58.32   56.36
               ---------------------------------------------------------------------------------------------------------------------
>600 =<620        82     24,202,540   12.32%   295,153    6.927    611   83.01   42.31     98.36     86.81    60.56   58.02   45.79
               ---------------------------------------------------------------------------------------------------------------------
>620 =<640        87     22,439,449   11.42%   257,925    6.934    631   80.49   41.25     97.70     91.58    45.82   43.20   31.21
               ---------------------------------------------------------------------------------------------------------------------
>640 =<660       125     36,343,721   18.50%   290,750    6.862    650   81.66   40.82     95.63     91.61    35.83   30.01   27.16
               ---------------------------------------------------------------------------------------------------------------------
>660 =<680        93     23,686,220   12.06%   254,691    6.796    669   81.17   43.19     97.43     82.74    19.79   24.64   15.16
               ---------------------------------------------------------------------------------------------------------------------
>680 =<700        90     25,113,048   12.79%   279,034    6.530    690   80.91   42.58     95.48     85.00    26.58   31.33   19.58
               ---------------------------------------------------------------------------------------------------------------------
>700 =<750       135     37,323,893   19.00%   276,473    6.604    721   81.60   42.10     96.97     84.10     9.51   14.73   18.22
               ---------------------------------------------------------------------------------------------------------------------
>750              37     11,076,125    5.64%   299,355    6.508    764   80.31   41.62    100.00     83.15    18.82    8.15    7.78
------------------------------------------------------------------------------------------------------------------------------------
TOTAL            713    196,424,050  100.00%   275,490    6.786    665   81.45   41.83     97.04     87.51    33.90   32.78   26.33
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       IO PRINCIPAL BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                       Deal Size                                          Weighted Average Collateral Characteristics
               -----------------------------             ---------------------------------------------------------------------------
                                               WA Loan                                                      Refi      Full
UPB            # Loans      Balance        %   Balance     WAC    FICO   %LTV    % DTI  Primary    SF/PUD  Cachout    Doc   LTV =>80
------------------------------------------------------------------------------------------------------------------------------------
=<50               -              -    0.00%         -        -      -       -       -         -         -      -        -        -
               ---------------------------------------------------------------------------------------------------------------------
>50 =<75           4        268,818    0.14%    67,205    8.715    584   83.71   42.24    100.00     54.46  27.68    54.46    24.74
               ---------------------------------------------------------------------------------------------------------------------
>75 =<100         14      1,259,590    0.64%    89,971    7.690    651   82.29   40.69     86.34     72.21  14.05    43.44    42.13
               ---------------------------------------------------------------------------------------------------------------------
>100 =<500       661    175,732,795   89.47%   265,859    6.768    665   81.31   41.69     96.79     86.94  32.49    32.34    24.31
               ---------------------------------------------------------------------------------------------------------------------
>500 =<600        29     15,616,068    7.95%   538,485    6.810    662   82.33   44.03    100.00     92.92  55.07    34.96    45.66
               ---------------------------------------------------------------------------------------------------------------------
>600 =<700         3      1,889,100    0.96%   629,700    6.919    700   88.40   38.89    100.00    100.00  33.59    33.59    67.18
               ---------------------------------------------------------------------------------------------------------------------
=>700              2      1,657,678    0.84%   828,839    7.233    662   80.00   38.94    100.00    100.00      -    46.33        -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL            713    196,424,050  100.00%   275,490    6.786    665   81.45   41.83     97.04     87.51  33.90    32.78    26.33
------------------------------------------------------------------------------------------------------------------------------------
* In $1,000

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Loan-to-Value (LTV)
                           ---------------------------------------------------------------------------------------------------------
 Percentage of MI
 coverage based on
 FICO and LTV buckets.*       =<55   >55 =<60  >60 =<65  >65 =<70  >70 =<75  >75 =<80  >80 =<85  >85 =<90  >90 =<95  >95 <100  =>100
 -----------------------------------------------------------------------------------------------------------------------------------
               NA
               --------------
               =<500
               --------------
               >500 =<550
               --------------
     F         >550 =<600
               --------------
     I         >600 =<625
               --------------
     C         >625 =<650
               --------------
     O         >650 =<675
               --------------
               >675 =<700
               --------------
               >700 =<725
               --------------
               >725 =<750
               --------------
               >750 <800
               --------------
               =>800
 -----------------------------------------------------------------------------------------------------------------------------------
 * This table should be filled out with the percentage of MI corresponding to each cross LTV and FICO buckets